INVESTOR PRESENTATION NOVEMBER 2024

Forward-Looking Statements This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding our future results of operations, product development, market opportunity, clinical trial results and timeline, and business strategy and plans. The forward-looking statements in this presentation include, but are not limited to, statements concerning the following: the Company's mission; the Company's projected financial or operational results including expectations for revenue growth and gross margins; estimates of the Company’s addressable markets for its products; the Company’s ability to gain share in existing markets and enter into and compete in new markets; the Company’s ability to successfully develop and commercialize its product pipeline; the Company’s ability to compete effectively; the Company’s ability to manage and grow its business, including execution of value creation initiatives; the Company's plans to invest in research and development, clinical and commercial infrastructure; the Company’s ability to successfully execute its clinical trial roadmap; the Company’s ability to successfully execute its strategic initiatives and objectives; and the Company’s ability to obtain and maintain sufficient reimbursement for its products. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions affecting the Company’s business and industry, and such statements are based on information available to it as of the time such statements are made. Although management believes these forward-looking statements are based upon reasonable assumptions, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as such may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source. The Company has proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to its business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate that the Company forgoes or will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. The Company does not intend its use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties. Without limitation, SIGHT SCIENCES™, SIGHT SCIENCES (with design)®, OMNI®, SION®, TEARCARE®, and SMARTLIDS® are trademarks of Sight Sciences, Inc. in the United States and other countries. RESTASIS® is a registered trademark of Allergan, Inc., and IRIS® is a registered trademark of the American Academy of Ophthalmology. Certain financial measures, including adjusted operating expenses (“non-GAAP financial measures”), were not prepared in accordance with generally accepted accounting principles in the United States (“GAAP") and are presented in this presentation to provide information that may assist investors in understanding the Company's financial and operating results. The Company believes these non-GAAP financial measures are important performance indicators because they exclude items that are unrelated to, and may not be indicative of, the Company's core financial and operating results. These non-GAAP financial measures, as calculated, may not necessarily be comparable to similarly titled measures of other companies and may not be appropriate measures for comparing the performance of other companies relative to the Company. These non-GAAP financial measures are not intended to represent, and should not be considered more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP. To the extent the Company utilizes such non-GAAP financial measures in the future, it expects to calculate them using a consistent method from period to period. Consistent with Securities and Exchange Commission regulations, the Company has not provided a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures in reliance on the “unreasonable efforts” exception set forth in the applicable regulations, because there is substantial uncertainty associated with predicting any future adjustments that may be made to the Company’s GAAP financial measures in calculating the non-GAAP financial measures. For a reconciliation of non-GAAP financial measures referenced in this presentation to the most directly comparable GAAP measures, please refer to the Company's earnings release issued on November 7, 2024.

Sight Sciences MISSION STATEMENT Develop transformative, interventional technologies that allow eyecare providers to procedurally elevate the standards of care – empowering people to keep seeing.

A Glimpse Ahead Innovation leader in two large, growing, underserved markets Near-term catalysts expected in market access Plan to return to revenue growth Strong balance sheet supports significant investments in R&D pipeline, clinical and commercial infrastructure Strong gross margin and improving leverage on operating expenses The transformation of chronic eye disease treatment is underway

The Path to Early Intervention A STRATEGIC ROADMAP TO TRANSFORM EYECARE GOAL ¹ Source: Market Scope 2023 Report. ²Source: Market Scope’s Q1-2023 US Ophthalmologist Survey. ³Source: Market Scope 2023 Dry Eye Products Report. ⁴ Source: Greenwood MD et al. 36-Month Outcomes from the Prospective GEMINI Study: Canaloplasty and Trabeculotomy Combined with Cataract Surgery for Patients with Primary Open-Angle Glaucoma. Clinical Ophthalmology (2023) Volume 17 Pages 3817-3824. ⁵Source: Ayres BD et al. A Randomized, Controlled Trial Comparing Tearcare® and Cyclosporine Ophthalmic Emulsion for the Treatment of Dry Eye Disease (SAHARA). Clinical Ophthalmology (2023) Volume 17 Pages 3925-3940. Reduce patient burden. Slow disease progression. Improve outcomes. Identify Embrace Shift Identify patients who can benefit from intervention 3.4M U.S. patients diagnosed with Primary Open-Angle Glaucoma (POAG)¹ 18M U.S. patients diagnosed with dry eye disease (DED)¹ Embrace intervention as a better alternative to medication management Nearly 40% of open-angle glaucoma patients are non-compliant with their medications² 95% of the current dry eye market is dominated by Rx and OTC eyedrops that do not address the underlying causes of MGD³ Shift the care continuum to address underlying disease over symptom management In GEMINI, our interventional glaucoma treatment achieved 29% IOP reduction sustained after 3 years on average. 74% of GEMINI patients were medication-free after 3 years⁴ Our interventional dry eye disease therapy was superior to leading comparator prescription eye drops in tear break-up time and saw significant improvements in all studied signs and symptoms⁵

Glaucoma

Glaucoma Leading cause of irreversible blindness1 Predominantly managed with daily eye drops (compliance often poor)2 Normal Mild Moderate Severe Large + Underserved Markets $6.0 billion addressable U.S. market3 3.4 million U.S. patients diagnosed with POAG1 ¹ Source: Market Scope 2023 report. ² Newman-Casey PA, Robin AL, Blachley T, Farris KB, Heisler M, Resnicow K, Lee PP. The most common barriers to glaucoma medication adherence: A cross-sectional survey. Ophthalmology. 2015 Jul;122(7):1308-16. doi: 10.1016/j.ophtha.2015.03.026. ³ Represents Company analysis of third-party estimates in 2023.

Primary Open-Angle Glaucoma (POAG) The Conventional Outflow Pathway is an important focal point in treating POAG. POAG is similar to a clog in a kitchen sink: The eye’s natural drainage system is called the conventional outflow pathway. Blockage of this system prevents aqueous fluid from draining. When aqueous fluid cannot drain, intraocular pressure (IOP) rises. Elevated IOP can lead to optic nerve damage and may result in irreversible blindness. Drain Cover (trabecular meshwork): allows excess aqueous fluid to enter drainage system Sink Pipe (Schlemm’s Canal): conducts excess aqueous fluid to exit pathways known as collector channels House Plumbing (collector channels): leads excess aqueous fluid out of the eye into the venous system 1. 2. 3. 01 TRABECULAR MESHWORK 02 SCHLEMM‘S CANAL 03 COLLECTOR CHANNELS 01 02 03

Effective + Intuitive Intervention OUR FLAGSHIP TECHNOLOGY SURGICAL GLAUCOMA Offering a comprehensive intervention that drives leading clinical outcomes for Primary Open-Angle Glaucoma (POAG) ¹ Estimate based on units of OMNI (and predicates) shipped as of September 30, 2024 Comprehensive treatment of diseased conventional outflow pathway Leading clinical trial and registry results: ROMEO, GEMINI, AAO IRIS® Registry >240K Cases Performed1

OMNI Comprehensively Treats the Conventional Outflow Pathway Minimally Invasive + Efficacious A comprehensive procedure enabled by the OMNI Surgical System to help restore natural outflow in the eye with up to 360° treatment of all three areas of resistance* in the conventional outflow pathway * Trabecular meshwork, Schlemm’s Canal, and collector channels

Broad FDA Indication ALLOWS FOR STANDALONE AND COMBINATION CATARACT UTILIZATION OMNI® Surgical System is the only Minimally Invasive Glaucoma Surgery (MIGS) device with an FDA indication  that allows for: Use in Standalone or Combination Cataract procedures + Access to 360 degrees of the diseased conventional outflow pathway through a clear corneal microincision + Comprehensive treatment of all three areas of resistance* in the diseased conventional outflow pathway + Use in adult patients with POAG across the spectrum of disease severity * Trabecular meshwork, Schlemm’s Canal, and collector channels

Consistent Efficacy of OMNI in Combination Cataract (CC) and Standalone (SA) Clinical Trials References: GEMINI (Clin Ophthalmol. 2022;16:1225–1234); ROMEO (J Cataract Refract Surg. 2021;47(7):907–915; Ophthalmol Glaucoma. 2021;4(2):173–81); TREY (Int Ophthalmol (2022)); ROMEO 2 Year (Clin Ophthalmol. 2023:17 1057–1066); GEMINI 2: Greenwood MD et al. 36-Month Outcomes from the Prospective GEMINI Study: Canaloplasty and Trabeculotomy Combined with Cataract Surgery for Patients with Primary Open-Angle Glaucoma. Clinical Ophthalmology (December 2023). *Data refers to sub-populations of POAG patients COMBINATION CATARACT STANDALONE EFFICACY DEMONSTRATED OUT TO 3 YEARS GEMINI (12 Months)* ROMEO Elevated IOP CC (24 Months) ROMEO Elevated IOP SA (24 Months) TREY SA (11 Months)* GEMINI 2 IOP Outcomes CC (36 Months) GEMINI 2 # of Medications Outcomes CC (36 Months) IOP (mmHg) IOP (mmHg) IOP (mmHg) # of Medications

OMNI Addresses All Six Minimally Invasive Glaucoma Surgery (MIGS) POAG Categories Allows surgeons to customize treatment ¹ Represents Company analysis of third-party estimates based on 2023 data MILD DISEASE (40%)1 MODERATE DISEASE (40%)1 ADVANCED DISEASE (20%)1 ~$2B opportunity1 ~$2B opportunity1 ~$1B opportunity1 ~$0.4B opportunity1 ~$0.4B opportunity1 ~$0.2B opportunity1 $5B Opportunity1 $1B Opportunity1 STANDALONE MIGS >85%1 of POAG Eyes COMBINATION CATARACT MIGS >15%1 of POAG Eyes

Large and Unmet Clinical Need for Standalone MIGS Combination Cataract Standalone | 14 | 14 <15% of POAG eyes1, >90% of MIGS procedures2 Established, growing market Benefits from inherent IOP-lowering effect of cataract surgery Share-taking driven by efficacy, fast recovery times and attractive safety profile >85% of POAG eyes¹, <10% of MIGS procedures² Large, underserved patient population MIGS procedure is the SOLE reason for operating room visit Standalone adoption requires a procedure with robust safety and efficacy, without the benefit of cataract surgery ¹ Represents Company analysis of third-party estimates based on 2023 data. ² Company estimates based on independent third-party analytics data based on 2023 data.

Standalone Market Development is Underway Claims data indicate increasing standalone usage of codes associated with OMNI1 OMNI technology meets enhanced efficacy and safety needs for standalone procedures ROMEO ROMEO two-year extension TREY Sole purpose of OR visit – degree and consistency of efficacy crucial to surgery decision Market development efforts to expand MIGS both in combination cataract and standalone use cases and train new MIGS surgeons Commercial team is focused on driving awareness of benefits of interventions for appropriate POAG patients who do not require cataract surgery ¹ Based on estimated patient visits with CPT codes 66174 and 65820 from a third-party data analytics provider during 2021-2023.

Surgical Glaucoma Pipeline Developing Comprehensive Best-in-Class Portfolio  *This pipeline product is under development and is not commercially available. The Company may suspend or discontinue pipeline development projects at any time. CURRENT PRODUCTS IN THE PIPELINE Injection of Sustained Release Pharmaceutical (Rx)* Implantable Canalicular Scaffold (MIGS)* Suprachoroidal Implant (MIGS)*

Dry Eye Disease

Dry Eye Disease Linked to screen time, age (postmenopausal women, men 50+), systemic medication use Predominantly managed with daily eye drops (compliance often poor)1 Normal Mild Moderate Severe Large + Underserved Markets $2.5 billion addressable U.S. market2 >11 million U.S. patients diagnosed with Meibomian Gland Disease (MGD)2.3 ¹ Uchino M. Adherence to Eye Drops Usage in Dry Eye Patients and Reasons for Non-Compliance: A Web-Based Survey. J Clin Med. 2022 Jan; 11(2): 367.1. ²2023 Market Scope Report. ³Represents Company analysis of third-party estimates in 2023.

Overview: Tears and Meibomian Gland Disease (MGD) TEAR FILM ANATOMY MEIBOMIAN GLANDS Tears consist of three layers Outermost layer consists of oily substance called meibum Coats and protects inner layers Prevents premature evaporation Healthy meibomian glands release liquid meibum with each blink In patients with MGD, obstructions form within glands and prevent release of meibum Results in premature tear evaporation and dry eye These obstructions need to be melted or liquified and evacuated from the glands to allow for the healthy production of liquid meibum

~$2.5 Billion Core MGD Opportunity ¹ Market Scope 2023 Dry Eye Products Report. ² Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. ³ Assuming one treatment per year for patients with moderate MGD and two treatments per year for patients with severe MGD. ⁴ At 2023 ASP for Dry Eye treatment lids. U.S. patients diagnosed with Dry Eye Disease (DED)¹ Up to 86% of DED is associated with poor tear quality due to meibomian gland disease (MGD) 1,2 Targeted patients estimated to need 1.3 procedures per year3 million1 million U.S. MGD patients1,2 billion core opportunity4 17.9 $2.2 - $2.9 11.6 – 15.4

5.7 – 7.5 Dry Eye Disease (DED): Large + Underserved Disease State ¹ Market Scope 2023 Dry Eye Products Report. ² Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. ³2022 Dry Eye Products Market Scope. ⁴Uchino M. Adherence to Eye Drops Usage in Dry Eye Patients and Reasons for Non-Compliance: A Web-Based Survey. J Clin Med. 2022 Jan; 11(2): 367.1. ²2023 Market Scope Report. Current market dominated by Rx and OTC eyedrops that do not address the underlying causes of MGD1 ~50% of DED patients are moderate to severe¹ (most likely to seek treatment + targeted patient population in SAHARA RCT) million moderate to severe MGD DED patients1,2 Existing dry eye treatments mostly focus on increasing tear volume in aqueous deficient patients No interventional standard of care for treatment of MGD The market in the US for dry eye medications (Rx) was $1.1 billion in 2023³ Poor compliance is often seen with a reliance on Rx and OTC eyedrops⁴ 95%

Targeted + Intuitive Intervention OUR TECHNOLOGIES DRY EYE Offering a comprehensive intervention that drives leading clinical outcomes for evaporative dry eye disease ¹ Estimate based on Dry Eye Treatment Lids shipped as of September 30, 2024. Comprehensive treatment of diseased meibomian glands Leading Clinical Trial Results: SAHARA, OLYMPIA >60K Cases Performed1

TearCare: Designed to Treat MGD TearCare is the only interventional, open-eye, dry eye technology designed to melt and comprehensively remove meibomian gland obstructions and restore gland functionality and healthy oil production. ¹ Blackie CA, Solomon JD, Greiner JV, Holmes M, Korb DR. Inner eyelid surface temperature as a function of warm compress methodology. Optom Vis Sci. 2008 Aug;85(8):675-83. doi: 10.1097/OPX.0b013e318181adef. PMID: 18677234. Thin, wearable SmartLids® conform to the eyelid and allow natural blinking Precise, consistent, software- controlled thermal therapeutic melting cycle (40-42° C at the inner eyelid for 15 minutes)¹ Comprehensive clearing protocol allows providers to manually evacuate the melted meibum comfortably 01 Application 02 Therapy 03 Expression

SAHARA RCT 6 MONTH PUBLICATION: CLINICAL OPHTHAMOLOGY DATE: DEC 2023 Randomized Controlled Trial comparing TearCare and Restasis®1 Superiority + Durability2 + Head-to-Head Study TearCare vs Restasis1 + Large Trial (N=345) + Randomized + Masked ¹Restasis is a trademark of Allergan™ an AbbVie company ²Endpoints for SAHARA include superiority over Restasis at six months in our primary objective endpoint, tear break-up time. Study designed for 24 months to assess duration of effectiveness.

SAHARA RCT: Results ¹ Endpoints for SAHARA include superiority over Restasis at six months in our primary objective endpoint, tear break-up time. Study designed for 24 months to assess duration of effectiveness. ² Restasis is a trademark of Allergan™ an AbbVie company 3 Ocular Surface Disease Index is a commonly used patient-reported survey to assess dry eye severity. TearCare Superior to Restasis in Tear Breakup Time Improvement TearCare Results at 6 Months Next Steps Superior to Restasis1, 2 in tear break-up time (TBUT) Non-inferior to Restasis in OSDI3 Significant improvements in all 10 signs and symptoms Conclude 2-year follow up for the durability and procedural treatment effect of TearCare by YE '24, expected to be published in 2025 Seconds Absolute Change from Baseline at Each Time Point TearCare Restasis Patients previously treated with Restasis had additional clinically meaningful improvements in the signs and symptoms of DED when crossed over to TearCare. These improvements persisted throughout months six through twelve without continued Restasis use. TBUT improved by an additional 1.1 seconds three months after cross-over to TearCare and improvement persisted (0.6 seconds) at month twelve, six months later  TearCare Results at 12 Months Crossover

TearCare Strategy: Targeted + Scalable Growth ¹ As of September 30, 2024 Actively Engaging in Pursuit of Equitable Market Access With the power of TearCare, we can: Improve the lives of U.S. MGD patients Scale commercial resources with market access wins Target ~9,000 physicians identified as most likely to adopt MGD treatment procedures Leverage a large installed customer base, over 60,000 SmartLids Sold,¹ built across real-world testing and data collection since 2019

What’s Next

Healthy Revenue Growth and Top-Tier Gross Margins Historical financial results, including with respect to revenue and gross margin, may not be indicative of future financial results due to numerous risks and uncertainties, including those addressed in the "Risk Factors" section of the Company's filings with the U.S. Securities and Exchange Commission. ¹The Company expects full year 2024 revenue of approximately $81.0 to $83.0 million and adjusted operating expenses of $104.0 to $106.0 million, as of the Company's earnings release dated November 7, 2024. ²“Adjusted operating expenses” is a non-GAAP financial measure, which is calculated as operating expenses less stock-based compensation expense, depreciation and amortization, and restructuring costs. For a reconciliation of adjusted operating expenses to operating expenses, please refer to our earnings release issued on November 7, 2024. ANNUAL REVENUE & GROSS MARGIN % FY23 Y/Y Revenue FY23 Gross Margin % FY24 Guidance Revenue CAGR FY18 to FY23 Revenue $81M - $83M¹ Adj. OpEx² $104M - $106M¹ 85.3% SGHT 88.1% Surgical Glaucoma 54.8% Dry Eye +14% SGHT +13% Surgical Glaucoma +18% Dry Eye +61% SGHT DRY EYE SURGICAL GLAUCOMA GROSS MARGIN % $27.6 $1.6 $26.0 $49.0 $2.5 $46.5 $71.3 $5.7 $65.6 $81.1 $6.7 $74.3 $81.0M - $83.0M1

Strategic Value Creation Initiatives Represent Sustainable Growth Drivers Expand OMNI Utilization TearCare Access + Expansion Re-engagement with accounts post LCD clarity Certification of new OMNI surgeons Gain share in combination cataract segment Continue developing standalone MIGS segment Generate additional clinical evidence  Optimize coverage and equitable reimbursement  Develop international markets Pursue coverage and equitable reimbursement Price increase reflecting the value of the TearCare procedure effective October 1, 2024 Generate additional clinical evidence  Grow commercial team Expand adoption and usage

Why Now? Innovation leader in two large, growing, underserved markets Near-term catalysts expected in market access Plan to return to revenue growth Strong balance sheet supports significant investments in R&D pipeline, clinical and commercial infrastructure Strong gross margin and improving leverage on operating expenses The transformation of chronic eye disease treatment is underway

Thank you! If you have any questions, please contact investor.relations@sightsciences.com © Sight Sciences and/or certain of its affiliates, All rights reserved.